November 2007

ENEI.OB

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management’s expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: EnerDel’s ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; EnerDel's ability to deliver prototype, production samples and finished product to electric vehicle customers; the estimated future sales for EnerDel's EV batteries; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1’s history of operating losses, the lack of operating history for the development stage Ener1 businesses, the immediate need for substantial additional capital, the dependency upon key personnel and other risks detailed in Ener1’s annual report on Form 10-KSB as well as in its other filings from time to time with the Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward- looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Corporate Structure

Lithium Batteries

80.5%

Fuel Cells

100.0%

Advanced

Materials

100.0%

Principal Business Units

EnerDel – advanced, safe, high-performance Li-ion
battery technology for hybrid electric and plug-in hybrid
electric vehicles

EnerFuel – portable fuel cell advanced fuel cell &
components technology

NanoEner – development of future generation
nanostructured coatings (Vapor Deposition Solidification)

Key Facts

622M

Shares Outstanding (11/23/07)

76%

Insider and Management Ownership

Malone & Bailey, PC

December 31

95

17%

618,000

$429M

$0.69 || $0.18 – 0.79

Fort Lauderdale, FL

ENEI.OB

Accounting Firm

Fiscal Year

Full-time Employees

Institutional Ownership

Volume (daily 90-day average)

Market Capitalization

Stock Price (11/23/07) || 52-Week Range

Corporate Headquarters

Symbol

Company History

2002.  Ener1 Group acquired control of public company and contributed lithium ion battery assets. Name later changed to Ener1.

2003.  Formed EnerStruct JV with ITOCHU to pursue Li-ion technology development in Japan.  ITOCHU makes a strategic investment in Ener1.

2004.  Formed EnerDel JV with Delphi (80.5% / 19.5%).

2005.  Hired current technical team to develop Lithium Titanate battery.

2006.  Awarded USABC Phase I contract; successfully completed 2007

2007.  Awarded Office of Naval Research (ONR) contract.

2007.  Elected industry leaders to Ener 1 board.

2007.  Signed IP license agreement with ITOCHU.

2007.  Awarded $6.5M USABC Phase II contract.

2007.  Awarded $2.5M USABC PHEV development contract

2007.  Announced fuel cell camera available for sale

2007.  Unveiled Li ion HEV Battery Pack October 9, 2007

2007.  Awarded Th!nk EV contract October 15, 2007

2007.  Unveiling working HEV with EnerDel Battery Pack at EVS 12/2/07

Fuel Cell Strategy

Developing portable fuel cell product with near term revenue opportunity

Launched fuel cell powered Surveillance Camera in November 2007

Develop high performance, low cost fuel cell components (humidifiers)

Expand fuel cell based product line (e.g., portable power supply, UPS) in 2009

Grants

Launch DOE funded Florida Hydrogen Initiative program.

Fuel Cell design contract awarded by AST – 1/07; Completed 9/07

Commercialize high temperature fuel cells and membranes for
longer-term automotive applications.

Lithium Ion Battery Strategy

EnerDel has developed an advanced, safe, high-performance Li ion battery technology for HEV

We expect high-power Li ion batteries to replace nickel batteries in HEV

We expect HEV sales to increase dramatically with higher performance and lower costs of Lithium ion batteries

Our HEV battery prototype unveiled 10/07

We expect PHEV and EV markets to develop rapidly with development of
Li ion high density battery.

PHEV and EV development work commenced

Think EV contract awarded 10/07

USABC PHEV contract awarded 10/07

Strong technology position from patents and know-how

Domestic (Indiana) manufacturing base for U.S. automotive industry

Additional applications for military asset tracking and other uses

HEV and Li-ion Market Trends

Mandate to improve fuel economy and environment

Most dramatic mpg % improvement in Class 1 trucks (SUV’s - Tahoe)

Major HEV introductions through 2010

13 HEV 2007 models; estimated 60 models by 2011; 2008 Tahoe star of LA Auto show.

All Major OEM’s working on Li-ion battery

Toyota leading conversion to HEVs – 1M sold to date

Lower cost Li-ion battery is critical to HEV PHEV and EV

higher energy & power density, size, and lower cost compared to current Nickel-Metal
Hydride Battery

Li-ion battery market for HEV / PHEV / EV expected to
grow substantially 2010 – 2015

HEV and Li-ion Battery Market Drivers

13 HEV models in 2007

Projected over 60 HEV models 2011

Honda Civic

Lexus GS 450h

Toyota Prius

Lexus RX 400h

Planned Automotive HEV Production

Compacts & Sedans

SUV's and Minivans

Class 1 Trucks

Available:

Available:

Available:

Honda Accord

Ford Escape SUV

Dodge Ram (fleet only)

Honda Civic

Lexus RX 400h SUV

Lexus GS 450h

Toyota Highlander SUV

Saturn Aura Green Line

Mercury Mariner SUV

Nissan Altima

Saturn Vue Green Line

Toyota Camry

Toyota Prius

Expected or Planned

Expected or Planned

Expected or Planned

Chevy Malibu

Chevy Tahoe

Silverado/ GMC Sierra

Honda subcompact (Fit)

Toyota Sienna Minivan

Hyundai Accent

Dodge Durango

GMC Yukon

Porsche Cayenne

In the works:

Ford Five-

Hundred, Ford Fusion, Hyundai

Sonata, Lexus 600h, and

Mercury Milan

In the works:

Audi Q7, Cadillac

Escalade, Chrysler Aspen,

Dodge Durango, Ford Edge,

Honda Pilot, Lincoln MKX,

Mazda Tribute, and Volkswagen

Touareg

In the works:

Honda Ridgeline

Source:  www.hybridcars.com 6/10/07

Li-ion needed for HEV Growth

Advantages of Li-ion over Nickel Batteries:

Est.

Energy density

Power

Cycle life

Reliability

Cost

Recyclability

Environmental

Weight

Size

Superior

Superior

Superior

Superior

Superior

Equal

Better

Superior

Superior

2

–

3x

2x

2x

< 1/2

0.6x

0.4x

~ 40% reduction in weight

~ 60% reduction in size

EnerDel Li-Ion vs. NiMH HEV Pack

NiMH pack in today’s HEV
36 liters / 38 kg

EnerDel Li-ion pack for HEV
15 liters / 23 kg

Control electronics not included

EnerDel’s Competitive Advantage

EnerDel Li-ion battery is superior to competition

Ener1 Proprietary materials

Lithium Titanate material for safety

a non-graphite anode is required for a safe Li-ion HEV battery (consumer electronic batteries use graphite)

a hard carbon anode can be used in PHEV and EV batteries

Excellent low temperature performance (cold cranking)

Excellent discharge characteristics

Prismatic design - simple thermal management system; Efficient packaging.

Surpassed testing requirements of USABC

Power, energy and temperature performance

U.S.-based manufacturing – Indianapolis

Extensive industry expertise and strategic relationships

Battery pack engineering team from Delphi

Experienced management team with product launch experience

HEV Battery Competition

Primary Li-ion Competitors are JCI, A123 and CPI

JCI teamed with SAFT, a French nickel battery supplier.

Established automotive supplier.

Cylindrical design; graphite; pilot manufacturing in France

A123 supplies Li-ion manufactured in China for power tool market.

Manufactures batteries (Contract basis).

HEV battery uses Iron Phosphate Cathode.

Compact Power; LG Chem - Korean Parent

Other players in HEV batteries

COBASYS - Manufactures NiMH battery

Altair Nano - Materials company. Supplies batteries to Phoenix.

Several small start-up companies not in USABC program

USABC Contract

U.S. Advanced Battery Consortium (USABC),

            A part of the United States Council for Automotive Research (USCAR), an organization founded by DaimlerChrysler, Ford and General Motors that works with the Department of Energy (DOE) to strengthen America's auto industry through cooperative development of advanced technologies.

China-OEM

FePO4/Graphite

A123

Korea

LMO /Graphite

Compact Power (LG)

(France)

LNO/Graphite

Johnson Control / Saft

USA

LMO/LTO

EnerDel

Main Factory Location

Focus Chemistry

Contract Developer

Current USABC contracted developers

Chemistry Design - HEV

High Power (+)

Longevity (+)

Low Temp (+)

Safety (+)

High Power

Longevity

Low Temp.

Safety

Cost

Power

Safety

Cost

Capacity

Advantage

Slightly Lower
Energy

Energy Efficiency

High Temp.

Longevity

High Temp.

Voltage

Safety

Price

Disadvantage

EnerDel

Hard Carbon

LiMn2O 4

Group C-1

(Mn Base)

- PHEV / EV

Graphite

LiFePO4

Group B

(Iron base)

EnerDel

LTO

LiMn2O 4

Group C-2

(Mn Base)

- HEV

Graphite

LiMn2O 4

Group C

(Mn Base)

Company

Graphite

Anode

LiNiXCo XO

Cathode

Group A

(Nickel Base)

Cathode Group

* Information on other systems is based on available market information and might not be fully accurate.

Ener1

FRM
GAIN 1
TRIG OFF
M FOLLOW
INPUT 0-
L 47.0
R 50.0

FRM
GAIN
FOLLOW
INPUT 0-
L 29.0
R 13.0

Superior High Rate/Thermal Performance

80A Continuous Discharge
EnerDel 2Ah Cell

33oC

66.7oC

30A Continuous Discharge
Competitors 2.3Ah Cell

Commercial Li-ion Cells

EnerDel

EnerDel Operation

Established

October, 2004 - EnerDel

Location

Indianapolis, IN

Employee

65 Employees + EnerDel Japan

Main Product

Lithium Ion Cell and Pack for
Automotive

Existing Space

Plant area: ~ 68,000 ft2  (includes dry
room: ~ 5,000 ft2)

Office area: ~ 24,000 ft2

Total area: ~ 92,000 ft2

Capacity ~300k packs/year with added
equipment

EnerDel Milestones

USABC Phase I Contract – Completed.

Samples to target OEM and Tier-1 customers in auto segment – Received orders to deliver samples from three OEM’s and Tier-1 suppliers

Defense agency development contract – ONR contract awarded

Signed IP license agreement with ITOCHU.

Awarded $6.5M USABC Phase II contract 9/07.

Awarded $2.5M USABC PHEV development contract 9/07.

Fuel cell camera available for sale.

Unveiled Li ion HEV Battery Pack October 9, 2007

Commercial development contract with Th!nk

Next Steps/Targets:

Integrate Li ion HEV Battery Pack into an HEV for on-the-road testing 12/31/07

Additional development contracts with automotive

Production order for hybrid batteries in 2008-2009

Volume manufacturing for hybrid market in 2010-11

Develop asset tracking battery applications for Office of Naval Research

First Prototype Packs

Th!nk project

Revenue opportunity of $70 million – potentially
largest Li-ion contract for automotive to date.

Supply Agreement commencing after meeting
prototype and pre-production deliverables

March 2008 – delivery of prototype packs

July 2008 – delivery of pre-production units

Production revenues starting 2009

Investment Summary

HEV’s, PHEV’s and EV’s expected to have the single most
dramatic effect of any alternative energy technology to reduce oil consumption and reduce tail pipe emissions over the next five and ten years.

Li- ion batteries expected to reduce HEV battery cost and
increase performance.

Sales of HEVs expected to increase significantly.

EnerDel Li-ion battery technology is safe, high power and has excellent low temperature performance

EnerDel has EV contract for 2009 and 2010

EnerDel HEV product in testing phase with U. S. automotive

Management has skills and knowledge to execute the strategy

Management

Charles Gassenheimer, Chairman

Peter Novak, CEO and President ..  Founder

Naoki Ota, Chief Operating Officer

Gerard Herlihy, CFO

Ulrik Grape, EVP Global Sales, Marketing and Business

Development

Rex Hodge, EVP; CEO of EnerFuel

Michael Shariff, General Counsel

ENEI.OB

November 2007